UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2017

UBIQUITI NETWORKS, INC.
(Exact name of registrant as specified in its charter)

001-35300	Delaware	32-0097377
(Commission File Number)	(State or jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
685 Third Avenue, 27th Floor
New York, New York 10017

(Address of principal executive offices, including zip code)
(646) 780-7958
N/A
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [ ]

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2017, Ubiquiti Networks, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the fiscal quarter ended September 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

The Company hereby furnishes the information relating to its preliminary financial results for the fiscal quarter ended September 30, 2017 set forth in the press release issued on November 9, 2017 and which is incorporated herein by reference. This information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing. Other documents filed with the Securities and Exchange Commission (the “SEC”) shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 7.01	Regulation FD Disclosure.

On November 9, 2017, the Company will issue an updated investor presentation, dated November 2017 (the “Investor Presentation”), that was previously attached as Exhibit 99.1 to the Current Reports on Form 8-K filed by the Company on February 21, 2017 and August 10, 2017 (the “Prior Investor Presentations”). The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations by Company management to investors, analysts and others. A copy of the Investor Presentation is attached hereto as Exhibit 99.2.

The Company hereby furnishes the information relating to the Investor Presentation dated November 2017 and which is incorporated herein by reference. This information is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing. Other documents filed with the SEC shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company expressly disclaims any duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Investor Presentation is available on the Company’s website located at http://ir.ubnt.com/, although the Company reserves the right to discontinue the availability at any time. The information on the Company’s corporate website is not part of this Current Report on Form 8-K.

Item 8.01	Other Events.

Share Repurchase Program

On September 5, 2017, the Board of Directors of the Company (the “Board”) approved a $50 million stock repurchase program (the “First September Program”). On September 18, 2017, the Board approved an additional $100 million stock repurchase program (the “Second September Program”, together with the First September Program, the “September Program”). During the first and second quarters of fiscal 2018, the Company repurchased an aggregate of $150 million of its common stock under the September Program.

On November 8, 2017, the Board approved a new $50 million stock repurchase program (the “New Program”). Under the New Program, the Company may repurchase up to $50 million of its common stock. The New Program expires on December 31, 2018. As part of the New Program, shares may be purchased from time to time, depending upon market conditions, in open market transactions, including through block purchases, through privately negotiated transactions, or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Exchange Act. The timing, manner, price and amount of any repurchases will be determined in the Company’s discretion and the New Program may be suspended, terminated or modified at any time for any reason. The New Program does not obligate the Company to acquire any specific number of shares, and all open market repurchases will be made in accordance with Rule 10b-18 of the Exchange Act, which sets certain restrictions on the method, timing, price and volume of open market stock repurchases.

Ubiquiti Community

As a result of a reporting error, the previously furnished Prior Investor Presentations and the investor presentation used by Company management dated as of May 2017 referenced 4 million registered users in the Ubiquiti Community, and the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017 reported that the Ubiquiti Community included over 4 million entrepreneurial operators and systems integrators. In actuality, as of December 31, 2016, the Ubiquiti Community included approximately 609,000 registered users, while there were approximately 4 million registered user sessions at https://community.ubnt.com during the calendar year ended December 31, 2016. The information on https://community.ubnt.com is not part of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 9, 2017*
99.2	Investor Presentation of the Company dated November 2017*

*
Exhibits 99.1 and 99.2 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.

Forward Looking Statements
Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “look”, "will", “anticipate”, “believe”, “estimate”, “expect”, "forecast", “consider” and “plan” and statements in the future tense are forward looking statements. The statements in this Current Report on Form 8-K that could be deemed forward-looking statements include statements regarding our expectations for our financial results for the second fiscal quarter of 2018 and full fiscal year 2018 and statements regarding expectations related to our cash position, expenses, days sales outstanding in accounts receivable, number of distributors and resellers, shipments, the roll-out of our consumer retail channel, the introduction of new consumer products, gross margin, research and development, sales, general and administrative expenses, tax rates, inventory turns, growth opportunities, demand and long term global environment for our products, new products, and financial performance estimates including revenues and GAAP diluted EPS for the Company’s second fiscal quarter of 2018 and full fiscal year 2018, and any statements or assumptions underlying any of the foregoing. Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not limited to, fluctuations in our operating results; varying demand for our products due to the financial and operating condition of our distributors and their customers, and distributors’ inventory management practices; political and economic conditions and volatility affecting the stability of business environments, economic growth, currency values, commodity prices and other factors that may influence the ultimate demand for our products in particular geographies or globally; impact of counterfeiting and our ability to contain such impact; our reliance on a limited number of distributors; inability of our contract manufacturers and suppliers to meet our demand; our dependence on Qualcomm Atheros for chipsets without a short-term alternative; as we move into new markets competition from certain of our current or potential competitors who may be more established in such markets; our ability to keep pace with technological and market developments; success and timing of new product introductions by us and the performance of our products generally; our ability to effectively manage the significant increase in our transactional sales volumes; we may become subject to warranty claims, product liability and product recalls; that a substantial majority of our sales are into countries outside the United States and we are subject to numerous U.S. export control and economic sanctions laws; costs related to responding to government inquiries related to regulatory compliance; our reliance on the Ubiquiti Community; our reliance on certain key members of our management team, including our founder and chief executive officer, Robert J. Pera; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; whether the final determination of our income tax liability may be materially different from our income tax provisions; the impact of any intellectual property litigation and claims for indemnification; litigation related to U.S. Securities laws; and economic and political conditions in the United States and abroad. We discuss these risks in greater detail under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended June 30, 2017, and subsequent filings filed with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC's website at www.sec.gov. Copies may also be obtained by contacting the Ubiquiti Networks Investor Relations Department, by email at IR@ubnt.com or by visiting the Investor Relations section of the Ubiquiti Networks website, http://ir.ubnt.com. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent our management's beliefs and assumptions only as of the date made. Except as required by law, Ubiquiti Networks undertakes no obligation to update information contained herein. You should review our SEC filings carefully and with the understanding that our actual future results may be materially different from what we expect.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITI NETWORKS, INC.

November 9, 2017	By:	/s/ Robert J. Pera
	Name:	Robert J. Pera
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 9, 2017*
99.2	Investor Presentation of the Company dated November 2017*

*
Exhibits 99.1 and 99.2 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.